Balance Sheets - USD ($)	Jan. 31, 2021	Jan. 31, 2020
ASSETS
Cash and cash equivalents	$ 12,500,941	$ 10,177,655
U.S. Government securities, at amortized cost (which approximates fair value)	9,906,669	13,332,474
Accrued income receivable	249,477	69,588
Net contract asset	177,251
Prepaid expenses	94,585	67,654
Current assets	22,928,923	23,647,371
Assignments of leased property
Amended assignment of Peters Lease	1	1
Assignment of Cloquet Leases	1	1
Certificate of beneficial interest for 13,120,010 units of Land Trust	1	1
Total fixed property	3	3
Total assets	22,928,926	23,647,374
LIABILITIES, UNALLOCATED RESERVE AND TRUST CORPUS
Distribution payable	6,035,205	9,184,007
Accrued expenses	416,672	120,630
Net contract liability		2,511,720
Total liabilities	6,451,877	11,816,357
Unallocated reserve	16,477,046	11,831,014
Trust corpus	3	3
Total liabilities, unallocated reserve and trust corpus	$ 22,928,926	$ 23,647,374